BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated October 19, 2020 to the Statement of Additional Information (“SAI”) of the Fund,

dated January 28, 2020, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The first sentence of the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

James Keenan, CFA, Mitchell S. Garfin, CFA, David Delbos, Derek Schoenhofen, Scott MacLellan, CFA, Rick Rieder, Bob Miller, Akiva Dickstein and David Rogal are the Funds’ portfolio managers, as noted below.

The section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed — Low Duration Bond Portfolio” is deleted in its entirety and replaced with the following:

Low Duration Bond Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Miller*	16 $67.75 Billion	17 $18.56 Billion	15 $4.80 Billion	0 $0	1 $2.56 Billion	6 $2.99 Billion
Akiva Dickstein*	13 $13.24 Billion	11 $5.40 Billion	98 $56.02 Billion	0 $0	0 $0	7 $5.64 Billion
Scott MacLellan*	12 $9.61 Billion	16 $4.39 Billion	130 $58.60 Billion	0 $0	0 $0	2 $899.2 Million

*	Information as of September 30, 2020.

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Applicable Benchmarks
James Keenan, CFA Mitchell Garfin, CFA David Delbos Derek Schoenhofen	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Scott MacLellan, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Rick Rieder Bob Miller David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays U.S. Aggregate Index, Bloomberg Barclays U.S. Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

The table following the first paragraph in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Mitchell Garfin	High Yield Bond Portfolio	$500,001-$1,000,000
James Keenan	High Yield Bond Portfolio	Over $1 Million
David Delbos	High Yield Bond Portfolio	Over $1 Million
Scott MacLellan	Low Duration Bond Portfolio	$50,001-$100,000
Bob Miller	Core Bond Portfolio Low Duration Bond Portfolio	$100,001-$500,000 None*
Rick Rieder	Core Bond Portfolio	Over $1 Million
Derek Schoenhofen	High Yield Bond Portfolio	None
Akiva Dickstein	Core Bond Portfolio Low Duration Bond Portfolio	$100,001-$500,000 None*
David Rogal	Core Bond Portfolio	$10,001-$50,000

*	Information as of September 30, 2020.

The first paragraph of the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Messrs. Delbos, Dickstein, Garfin, Keenan, MacLellan, Miller, Rieder, Rogal and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Dickstein, Garfin, Keenan, MacLellan, Miller, Rieder, Rogal and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-LOWD-1020SUP

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